UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                                    of the
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: December 20, 2002


                       AMERIRESOURCE TECHNOLOGIES, INC.
                       --------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

            0-20033                                   84-1084784
            -------                                   ----------
      (Commission File Number)            (IRS Employer Identification Number)


           3430 E. Russell Road, Suite 310, Las Vegas, Nevada 89120
           --------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

                                (702) 214-4249
                                --------------
             (Registrant's Telephone Number, Including Area Code)




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Item 2.     Acquisition or Disposition of Assets

      On December 20, 2002, AmeriResource Technologies, Inc. (the "Company") and Royal Casino Holding Corporation, a Florida corporation ("RCH") rescinded, ab intitio, an August 26, 2002 Exchange Agreement (the "Exchange Agreement") whereby RCH sold 60% of Royal Casino Entertainment, a Florida corporation ("RCE"), and 100% of Royal Casino Cruises, LLC, a Florida limited liability company ("RCC"), in exchange for a quantity of shares of the Company's common stock equal to 60% of the Company's issued and outstanding common stock.

      The Exchange Agreement was not closed until October 2, 2002. The primary delay in closing the Exchange Agreement was RCH's inability to procure sufficient working capital, which was not yet obtained by RCH as of closing but was expected to be obtained within ten (10) days of closing.

      The Company and RCH executed an addendum ("Addendum") to the Exchange Agreement on November 19, 2002 whereby RCH granted the Company an option to rescind the Exchange Agreement in the event RCH was unable to maintain working capital sufficient to facilitate the operations of RCE and RCC.

      RCH was unable to procure and maintain sufficient working capital to support the operations of RCE and RCC. Consequently, the Company exercised its option to rescind the Exchange Agreement by executing a Recission of Exchange Agreement with RCH on December 20, 2002.

      As additional consideration for the recission of the Exchange Agreement, RCH agreed to pay to the Company twenty percent (20%) of any and all proceeds or recovery obtained on behalf of RCE and/or RCC in connection with the lessor's breach of the agreement pursuant to which RCE leased the berth for its casino boat, the Royal Casino I, and its principal offices.

Item 7.     Exhibits

      The Exhibit Index preceding the exhibits is incorporated herein by reference.


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



                                  SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of December 2002.

                        AmeriResource Technologies, Inc.

                              By:   /s/ Delmar Janovec
                                    -------------------------------------
                                    AmeriResource Technologies, Inc.
                                    By: Delmar Janovec, President


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



                                EXHIBIT INDEX

Exhibit No.       Page        Description of Exhibit

2(i)              *           August 26, 2002 Exchange Agreement by and between
                              AmeriResource Technologies, Inc. and Royal Casino
                              Holding Corporation

2(ii)             5           November 19, 2002 Addendum to the Exchange
                              Agreement by and between AmeriResource
                              Technologies, Inc. and Royal Casino Holding
                              Corporation

2(iii)            7           December 20, 2002, Recission of Exchange Agreement
                              by and between AmeriResource Technologies, Inc.
                              and Royal Casino Holding Corporation

* Previously filed as an exhibit to a Form 8-K on September 6, 2002 and incorporated herein by reference.


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



                        Addendum to EXCHANGE AGREEMENT

      THIS Addendum to EXCHANGE AGREEMENT (the "Addendum") is entered into effective this 19th day of November 2002, (the "Effective Date") by and between AmeriResource Technologies, Inc., a Delaware corporation with offices at 3430 E. Russell Road, Suite 310, Las Vegas, Nevada 89120 ("ARES"), and Royal Casino Holding Corporation, a Florida corporation with offices at 4000 South Ocean Drive, Suite 100, Hollywood, Florida 33019 ("RCH").(ARES and RCH may hereinafter be referred to individually as a "Party" or collectively as the "Parties").

                                   Recitals

      WHEREAS, on October 2, 2002, the Parties closed an August 26, 2002 Exchange Agreement (the "Agreement") whereby RCH sold 60% of Royal Casino Entertainment, a Florida corporation ("RCE"), and 100% of Royal Casino Cruises, LLC, a Florida limited liability company ("RCC"), in exchange for 60% of ARES; and

      WHEREAS, the Parties acknowledge that the primary delay in closing the Agreement was RCH's procurement of sufficient working capital, which RCH believed to have resolved through the sale of certain property in Colorado; however, RCH acknowledges that it has not yet obtained the working capital it envisioned at closing of the Agreement, although it may be able to obtain such financing within the next ten (10) days.

      WHEREAS, RCH agrees to provide ARES with an option to rescind the Agreement effective on the day of this Addendum as a remedy to RCH's inability to maintain working capital sufficient to facilitate the operations of RCE and RCC.

                                  Agreement

      NOW, THEREFORE, in consideration of the promises, representations, and covenants described herein, and in consideration of the recitals above, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                                  Article 1
                              Option to Rescind

1.1 RCH does hereby acknowledge it has not been able to maintain or obtain sufficient working capital to operate RCE and RCC as normal business ventures, which constitutes a breach of Section 2.1 of the Agreement.

1.2 As a remedy for the breach set forth in Section 1.1, RCH hereby grants to ARES the sole option to rescind, ab initio, the August 26, 2002 Exchange Agreement, as if the Parties never entered therein ("Option").

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



1.3 ARES shall possess this Option to rescind unless and until RCH provides RCE and RCC with sufficient working capital, as shall be reasonably determined by the Parties.

1.4 Because the lack of working capital has left ARES in an ongoing compromising situation, the Option may be invoked by ARES at any time with written notice provided to RCH.

                                  Article 2
                           Return of Consideration

2.1 The Parties agree that in the event ARES invokes the Option as set forth in Section 1.2, both Parties will return any and all consideration exchanged on October 2, 2002, including the sixty percent (60%) of RCE, the one hundred percent (100%) of RCC, and the sixty percent (60%) of ARES.

2.2 The Parties represent that they have the full, unencumbered right and ability to return all consideration exchanged pursuant to the Agreement, and both Parties hereby agree to maintain all such consideration in an unencumbered manner that will facilitate the free and unfettered return of such if and when ARES invokes the Option set forth in Section 1.2

                                  Article 3
                          Continuing Indemnification

3.1 The Parties agree that Article 9 of the Agreement and the sections thereunder shall be fully incorporated herein and continue and survive this Addendum.

                                  Article 4
                                Miscellaneous

4.1 Survival of Agreement. This Addendum in no way is intended to modify any terms of the Agreement not expressly addressed herein and such other provisions shall remain in full force and effect.

      In Witness Whereof, the signatures of the Parties below evidence their approval, acceptance and acknowledgment of the terms contained in this Addendum.

"ARES"- AmeriResource Technologies, Inc. "RCH"- Royal Casino Holding Corporation


/s/ Delmar Janovec                        /s/ Dharmesh Patel
------------------                        ------------------
By: Delmar Janovec, President             By: Dharmesh Patel, President


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



                         RECISSION OF EXCHANGE AGREEMENT

       THIS RECISSION OF EXCHANGE AGREEMENT (the "Agreement") is entered into effective this 20th day of December 2002, (the "Effective Date") by and between AmeriResource Technologies, Inc., a Delaware corporation with offices at 3430 E. Russell Road, Suite 310, Las Vegas, Nevada 89120 ("ARES"), and Royal Casino Holding Corporation, a Florida corporation with offices at 4000 South Ocean Drive, Suite 100, Hollywood, Florida 33019 ("RCH"). (ARES and RCH may hereinafter be referred to individually as a "Party" or collectively as the "Parties").

      WHEREAS, on October 2, 2002, the Parties closed an August 26, 2002 Exchange Agreement (the "Exchange Agreement") whereby RCH sold 60% of Royal Casino Entertainment, a Florida corporation ("RCE"), and 100% of Royal Casino Cruises, LLC, a Florida limited liability company ("RCC"), in exchange for 66,958,791 million shares of ARES's common stock ("ARES Equity");

      WHEREAS, ARES and RCH executed an addendum ("Addendum") to the Exchange Agreement on November 19, 2002 whereby RCH granted ARES an option to rescind the Exchange Agreement in the event RCH was unable to maintain working capital sufficient to facilitate the operations of RCE and RCC; and

      WHEREAS, due to RCH's inability to maintain working capital sufficient to facilitate the operations of RCE and RCC, RCH is in breach of the Exchange Agreement, ARES is exercising its option to rescind the Exchange Agreement pursuant to the Addendum, and the Parties desire to rescind the transaction and cancel the Exchange Agreement pursuant to the terms and conditions described herein.

                                    Agreement

      NOW, THEREFORE, in consideration of the promises, representations, and covenants described herein, and in consideration of the recitals above, which are incorporated herein by reference, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties hereby agree as follows:

                                    Article I
                                    Recission

1.1 The Parties hereby agree to cancel and rescind, ab initio, the Exchange Agreement as if the Parties never entered therein. RCH hereby agrees to transfer and return the ARES Equity to ARES in exchange for ARES returning 60% of RCE and 100% of RCC to RCH. The option to acquire an additional 20% of RCE granted to ARES by RCH in the Exchange Agreement is also hereby cancelled.

1.2 Upon the execution of this Agreement, RCH shall tender to ARES the equity certificate in the name of "Royal Casino Holding Corporation"evidencing the ARES Equity.
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


                                   Article II
                               Stipulated Damages

2.1 As additional consideration for the recission set forth in Section 1.1 above, RCH hereby agrees to pay to ARES twenty percent (20%) of any and all proceeds or recovery obtained on behalf of RCE and/or RCC resulting from any and all claims, allegations, demands, rights, actions, suits, and causes of action of whatever kind or nature, in law, equity or otherwise, whether now known or unknown, against Hollywood Hotel Acquisitions LLC and/or the Ambassador Resort & Corporate Center, relating to lessor's breach of the Berth and Lease Agreement executed on January 3, 2002 and all amendments thereto and assignments thereof. Any amount due pursuant to this section shall be tendered directly to ARES immediately upon receipt of any monies by the payor.

                                   Article III
                 Representations and Warranties of ARES and RCH

3.1 ARES and RCH represent and warrant that they have the full right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and that this Agreement will not conflict with any other obligations, contracts or agreements of ARES or RCH.

3.2 The warranties and representations set forth in this Article are ongoing warranties and representations by ARES and RCH and shall survive the Closing.

                                   Article IV
                                Waiver of Rights

4.1 ARES hereby acquits and discharges RCH, RCE and RCC from and against any and all claims, demands, rights, actions, suits, causes of action and liability of whatever kind or nature, in law, equity or otherwise that it now owns or holds against RCH, RCE and RCC in connection with any and all claims or allegations arising out of RCH's breach of the Exchange Agreement.

4.2 RCH, RCE and RCC hereby acquit and discharge ARES from and against any and all claims, demands, rights, actions, suits, causes of action and liability of whatever kind or nature, in law, equity or otherwise that they now own or hold against ARES in connection with any and all claims or allegations arising out of the Exchange Agreement.





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
                                    Article V
                            Miscellaneous Provisions

5.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein, and supercedes all prior negotiations, correspondence, understandings and agreements among the Parties hereto respecting the subject matter hereof.

5.2 Amendment and Modification; Waiver of Compliance. Subject to applicable law, this Agreement may be amended, modified, and supplemented only by written agreement signed by the Parties. Any failure by any Party to this Agreement to comply with any obligation, covenant, agreement, or condition contained herein may be expressly waived in writing by the other Party hereto, but such waiver or failure to insist upon strict compliance shall not operate as a wavier of, or estoppel with respect to any subsequent or other failure.

5.3 Counterparts & Facsimile. This Agreement and its exhibits may be executed simultaneously in one or more counterparts or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4 Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective heirs, legal representatives, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons not a party to this Agreement, nor shall any provision give any such third persons any right of subrogation or action over or against any Party to this Agreement.

5.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

5.6 Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the conflict of laws principles thereof. In the event any dispute regarding this Agreement arises between the Parties, such dispute shall be brought in a proper jurisdiction located within Dallas County, Texas.

5.7 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally, when deposited in the United States mail for transmittal by registered or certified mail, postage prepaid, or when sent by facsimile transmission, provided that the communication is addressed as follows:

            If to ARES:             AmeriResource Technologies, Inc.
                                    3430 E. Russell Road, Suite 310
                                    Las Vegas, Nevada 89120
                                    Attention: Delmar Janovec



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


                  With copies to:   Woltjen Law Firm
                                    4144 N. Central Expwy., Suite 410
                                    Dallas, Texas 75204
                                    Attention: Kevin S. Woltjen

            If to RCH:              Royal Casino Holding Corporation
                                    4000 South Ocean Drive, Suite 100
                                    Hollywood, Florida 33019
                                    Attention: Dharmesh Patel

                  With copies to:   Brian C. Deuschle, Esquire
                                    800 SE 3rd Avenue, Suite 400
                                    Fort Lauderdale, Florida 33316

            or to such other addresses as the Parties may specify in writing.

5.8 Severability. In the event that any provision of this Agreement shall be unenforceable, the validity and enforceability of the remaining provisions shall not be affected thereby.

      In Witness Whereof, the signatures of the Parties below evidence their approval, acceptance and acknowledgment of the terms contained in this Agreement.


"ARES"- AmeriResource Technologies, Inc. "RCH"- Royal Casino Holding Corporation

/s/ Delmar Janovec                        /s/ Dharmesh Patel
--------------------------------------    ----------------------------------
By: Delmar Janovec, President             By: Dharmesh Patel, President










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